Supplement dated March 14, 2014
to the Classes A, B, C, J, and P Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2014

(as supplemented on March 7, 2014)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

INFLATION PROTECTION FUND
Under the Sub-Advisor(s) and Portfolio Manager(s) heading, delete the information regarding Brian Weinstein and substitute:

•	Gargi Chaudhuri (since 2014), Director

MANAGEMENT OF THE FUNDS

The Sub-Advisors
In the section for BlackRock Financial Management, Inc. (“BlackRock”), delete references to Brian Weinstein and substitute:
Gargi Chaudhuri has been with BlackRock since 2010. Prior to joining the firm, she served as a Vice President at Jefferies & Co. Ms. Chaudhuri earned a BA degree in accounting from Ohio Wesleyan University.